UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

VENDINGDATA CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	001-32161	91-1696010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Town Center Dr, Ste 260 Las Vegas, Nevada	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 733-7195

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On May 15, 2007, VendingData Corporation (the “Company”) consummated the sale of 600,000 shares of its common stock to four investors for the aggregate purchase price of $1,650,000, or $2.75 per share. The purchase and sale took place pursuant to a securities purchase agreement that included customary representations, warranties, and covenants by the investors and the Company. The Company also entered into a registration rights agreement with the investors. The registration rights agreement requires the Company to file a selling shareholder registration statement with the SEC for purposes of registering the resale of the shares of the Company’s common stock issued to the investors pursuant to the transaction.

The securities were issued pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: May 16, 2007

/s/ Mark Newburg
Mark R. Newburg, Chief Executive Officer